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                                                                  EXHIBIT 10.1.6

                                                               February 23, 2000


CONGRESS FINANCIAL CORPORATION (NORTHWEST)
One Main Place, 101 Southwest Main
Suite 725
Portland, Oregon  97204

          Re:  Amendment No. 6 to Loan and Security Agreement
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Ladies and Gentlemen:

     CONGRESS FINANCIAL CORPORATION (NORTHWEST) ("Lender") and VALLEY MEDIA, INC., a Delaware corporation ("Borrower"), have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated as of May 21, 1998, by and between Lender and Borrower (as amended, the "Loan Agreement") and all other Financing Agreements at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

     Borrower has requested that Lender amend certain provisions of the Loan Agreement to increase the Maximum Credit, and Lender is willing to agree to the foregoing, on and subject to the terms and conditions contained in this Amendment No. 6 to Loan and Security Agreement (this "Amendment").

     In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1.   Increase in Maximum Credit.  Section 1.33 of the Loan Agreement is
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hereby deleted in its entirety and the following is hereby substituted therefor:

          [][]Maximum Credit[] shall mean $240,000,000 at all times from and after February 23, 2000.[]

     2.  Amendment Fee.  In consideration of the amendments to the financing
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arrangements as set forth herein, Borrower shall pay to Lender or Lender, at its option, may charge the account(s) of Borrower maintained by Lender an amendment fee in the amount of $112,500, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.

     3.   Representations, Warranties and Covenants.  In addition to the
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continuing representations, warranties and covenants heretofore made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery of this Amendment and shall be incorporated into and made a part of the Financing Agreements):

          (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement made by this Amendment); and

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute its legal, valid and binding obligations enforceable against Borrower in accordance with their respective terms.

     4.  Conditions Precedent.  This Amendment shall not become effective unless
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all of the following conditions precedent have been satisfied in full, as determined by Lender:

          (a) The receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower;
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          (b) as of the date of this Amendment, no Event of Default shall have occurred and be continuing and no event shall have occurred or a condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default; and

          (c) the receipt by Lender of a duly executed Secretary[]s Certificate
of Directors[] Resolutions,     in form and substance satisfactory to Lender,
evidencing that Borrower is duly authorized     to enter into this Amendment,
including, without limitation, to agree to the increase in the     Maximum
Credit provided for in this Amendment.


     5.  Effect of this Amendment.  Except as modified pursuant hereto, no other
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changes or modifications to the Loan Agreement and the other Financing
Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and the Loan Agreement or any of the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     6.  Further Assurances.  At Lender's request, Borrower shall execute and
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deliver such additional documents and take such additional actions as Lender reasonably requests to effectuate the provisions and purposes of this Amendment and to protect and/or maintain perfection of Lender's security interests in and liens upon the Collateral.

     7.  Governing Law.  The validity, interpretation and enforcement of this
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Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of California (without giving effect to principles of conflicts of law).

     8.  Binding Effect.  This Amendment shall be binding upon and enure to the
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benefit of each of the parties hereto and their respective successors and assigns.

     9.  Counterparts.  This Amendment may be executed in any number of
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counterparts, but all of such counterparts when executed shall together constitute one and the same Agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                                    Very truly yours,


                                    VALLEY MEDIA, INC.


                                    By:  /s/ Donald E. Rose
                                       ---------------------

                                    Title: Treasurer
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AGREED:

CONGRESS FINANCIAL CORPORATION (NORTHWEST)

By: /s/ Rodney D. Davis
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Title: First Vice President
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